UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2016 (April 27, 2016)

MEMORIAL RESOURCE DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36490	46-4710769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas		77002 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2016, the Board of Directors of Memorial Resource Development Corp. (the “Company”) approved the grant of restricted shares (the “Restricted Shares”) pursuant to the Company’s 2014 Long-Term Incentive Plan to certain executive officers of the Company as indicated in the following table:

Award Recipient	Number of Restricted Shares

Andrew J. Cozby	152,905

Larry R. Forney	152,905

Kyle N. Roane	152,905

Gregory M. Robbins	152,905

Dennis G. Venghaus, Jr.	42,049

The grant of the Restricted Shares to certain executive officers and employees were made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission (the “Commission”) on June 18, 2014 (the “Form S-8”), and will vest pro-rata over a three year period. The terms of the Restricted Stock Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 4.6 to the Form S-8. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Form of Restricted Stock Agreement. A copy of the Form of Restricted Stock Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 8.01. Other Events.

As of the date hereof, the Company owns Memorial Production Partners GP LLC (“MEMP GP”), which is the general partner of Memorial Production Partners LP (“MEMP”). MEMP is a publicly traded limited partnership (NASDAQ: MEMP) in which the Company’s only economic interest is its ownership of MEMP GP, which owns an approximate 0.1% general partner interest in MEMP and 50% of the incentive distribution rights in MEMP. Because the Company controls MEMP, the Company has historically reported the combined operations of MEMP and its subsidiaries in the Company’s financial statements as a separate reportable business segment.

On April 27, 2016, the Company entered into an agreement to sell MEMP GP to MEMP for $0.75 million. The transaction is expected to close by the end of the second quarter of 2016, subject to customary closing conditions. Following completion of the transaction, the Company will no longer own any interest in MEMP and thereafter will report its operations as a single reportable business segment.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-8 (File No. 333-196855) filed on June 18, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL RESOURCE DEVELOPMENT CORP.

Date: May 2, 2016	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-8 (File No. 333-196855) filed on June 18, 2014)